UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 12, 2005
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32548 (Commission File Number)	52-2141938 (IRS Employer Identification No.)

46000 Center Oak Plaza Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)

Registrant’s telephone number, including area code	(571) 434-5400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
          a. On September 12, 2005, the Federal Communications Commission delivered a modification to the National Thousands-Block Pooling Administration agreement (the “Pooling Agreement”) awarded to NeuStar, Inc. by the Federal Communications Commission. The only effect of the modification was to exercise the renewal period of the Pooling Agreement, which extends the term of the Pooling Agreement through June 14, 2006. Under the terms of the Pooling Agreement, the renewal option is normally exercised for a one-year period commencing on June 15 of the extension period through June 14 of the following year. This year, prior to the extension of the full renewal period on September 12, 2005, the Federal Communications Commission extended the Pooling Agreement for interim periods while it was engaged in a review of all contracts granted by the Federal Communications Commission. The Pooling Agreement was filed with the Securities and Exchange Commission as Exhibit 10.3 to NeuStar’s registration statement on Form S-1 (File No. 333-123635) filed on June 28, 2005.
          b. On September 12, 2005, the Federal Communications Commission delivered a modification to the North American Numbering Plan Administrator agreement (the “NANPA Agreement”) awarded to NeuStar, Inc. by the Federal Communications Commission. The only effect of the modification was to exercise the renewal period of the NANPA Agreement, which extends the term of the NANPA Agreement through July 8, 2006. Under the terms of the NANPA Agreement, the renewal option is normally exercised for a one-year period commencing on July 9 of the extension period through July 8 of the following year. This year, prior to the extension of the full renewal period on September 12, 2005, the Federal Communications Commission extended the NANPA Agreement for an interim period while it was engaged in a review of all contracts granted by the Federal Communications Commission. The NANPA Agreement was filed with the Securities and Exchange Commission as Exhibit 10.4 to NeuStar’s registration statement on Form S-1 (File No. 333-123635) filed on June 28, 2005.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

10.3.2	Amendment / Modification to National Thousands-Block Pooling Administration agreement.

10.4.1	Amendment / Modification to North American Numbering Plan Administrator agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc. (Registrant)

Date: September 15, 2005	By:	/s/ Martin K. Lowen

	Name: Title:	Martin K. Lowen Senior Vice President and General Counsel

Exhibit Index

Exhibit
No.	Description of Exhibit
10.3.2	Amendment / Modification to National Thousands-Block Pooling Administration agreement.

10.4.1	Amendment / Modification to North American Numbering Plan Administrator agreement